                                                      [LOGO]

                                                     ADVANTUS
                                                 Family of Funds

                              Semi-Annual Report to Shareholders
                                           Advantus Horizon Fund




                                                 March 31, 1997

ADVANTUS HORIZON FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

/s/Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE
[PHOTO]
THOMAS A. GUNDERSON, CFA AND JEFFREY R.
ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is a mutual
fund designed for investors seeking
long-term growth of capital combined with a moderate level of current income. The
Fund plans to achieve its objective by
investing in equity securities
diversified among individual companies
and industries. The Fund invests
primarily in dividend-paying common
stocks of established companies with
strong long-term outlooks--but may also
invest in companies perceived to be
temporarily undervalued or which because of new management, products or markets, show promise of substantially improved results.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.

PERFORMANCE
The performance of the Advantus Horizon Fund for the six month period ending March 31, 1997 for each class of shares currently offered is as follows:

Class A..........................  .3 percent*
Class B..........................  .1 percent*
Class C..........................  -.1 percent*

The average Lipper Growth Fund** returned 4.1 percent over the six month period ending March 31, 1997. For the same period, the Russell 1000 Growth Index+ gained 6.6 percent. Due in large part to the strong performance of the mega-large companies, the indices have outperformed the majority of growth funds over the past six months.

PORTFOLIO RECAP
The S&P 500++ endured a rough ride, but rose during the last two quarters to continue the six-year market expansion. The market fell 7.2 percent from its February peak, after anticipating the Federal Reserve's move to raise short-term interest rates. The value style of investing outperformed growth investing with the Russell 1000 Value Index+ gaining 2.6 percent versus .5 percent for the Russell 1000 Growth Index+ for the three month period ending March 31, 1997. However, the real story of the index continued to be that the largest companies were the driving force behind the index, outperforming all other companies. During the quarter ending March 31, 1997, on a price basis, the largest quintile (largest 100 companies) of the S&P 500++ rose 3.3 percent, while the smallest quintile fell 3.1 percent, creating a spread of 6.4 percent. This continued the trend established in 1996 and 1995, when the spread was 22.7 percent and 30.5 percent, respectively. This is important because the largest quintile represents almost two thirds of the S&P 500,++ which explains how a small percentage of companies in the S&P 500++ drive the price performance of the entire index.

The best performing sectors in the portfolio were stable growth companies. These included consumer staple stocks like Johnson and Johnson, Proctor and Gamble and ConAgra. Another strong sector for the portfolio included service companies like Omnicom (advertising), Manpower (temporary staffing) and Service Corporation (funeral homes). The companies in the portfolio that underperformed included technology and financial companies which were hurt by the rise in interest rates, and Columbia/HCA.

                                                                ADVANTUS HORIZON
                                                                            FUND
                                                                  MARCH 31, 1997

The concentration of price strength in a few of the largest companies means that the market has overlooked many medium-sized companies. Some of these companies are well managed, fundamentally sound, have strong earnings growth prospects and are at attractive valuations. Some of these companies were added to the portfolio, including Carnival Cruise (entertainment), Nine West (shoes), Leggett and Platt (furniture components) and Tyco International (diversified manufacturing). Technology stocks have experienced a significant correction. In this sector the fund added Gartner Group (technology research) and Paychex (payroll processing), companies with stable, recurring revenues.

OUTLOOK

The Federal Reserve has signaled its intention to slow economic growth through higher short-term interest rates. This will likely slow the growth of corporate earnings and may increase stock market volatility. The positive aspect of the Fed's action is to assure the markets that inflation will not jump up, which means that there is little reason for long-term interest rates to rise. While the S&P 500++ is not cheap, the index masks a dichotomy between the largest companies, which are expensive, and the rest of the market, which is not expensive. If long term interest rates do not rise significantly from here, valuations for most stocks are reasonable, and companies with earnings growth should be rewarded with rising stock prices. The trick will be finding companies with rising earnings in a slowing economy, and avoiding earnings disappointments. In this environment stock selection will be crucial, and the bottom up stock selection strategy used to construct the Horizon Fund should work to its benefit.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

**The average return of 843 Growth Funds according to Lipper Analytical
Services, Inc.

+The Russell 1000 Growth Index and the Russell 1000 Value Index contain stock from the Russell 1000 with greater than average growth orientation and low price to book ratios, respectively. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

++The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS HORIZON
FUND
MARCH 31, 1997

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
                 HORIZON FUND, S&P 500 AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the S&P 500 (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1987 through March 31, 1997. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS A    S&P 500       CPI
3/31/87                       $10,000     $10,000    $10,000
10/31/87                        8,340       8,784     10,249
10/31/88                        9,279      10,093     10,686
10/31/89                       11,351      12,748     11,175
10/31/90                       10,690      11,792     11,879
10/31/91                       14,846      15,741     12,226
10/31/92                       16,375      17,306     12,618
10/31/93                       17,614      19,887     12,956
9/30/94                        17,866      20,174     13,348
9/30/95                        22,290      26,163     13,642
9/30/96                        26,130      31,118     14,052
3/31/97                        26,210      34,279     14,239
Average annual total
return:
One year                         4.0%
Five year                        9.7%
Ten year                        10.1%

                                                                ADVANTUS HORIZON
                                                                            FUND
                                                                  MARCH 31, 1997

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS B    S&P 500       CPI
8/19/94                       $10,000     $10,000    $10,000
9/30/94                         9,629       9,951     10,067
9/30/95                        12,074      12,905     10,289
9/30/96                        14,221      15,349     10,598
3/31/97                        14,240      16,908     10,739
Average annual total
return:
One year                         3.9%
Since inception (8/19/94)       14.5%

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS C    S&P 500       CPI
3/1/95                        $10,000     $10,000    $10,000
9/30/95                        11,844      12,169     10,146
9/30/96                        13,778      14,474     10,450
3/31/97                        13,767      15,944     10,589
Average annual total
return:
One year                         8.7%
Since inception (3/1/95)        16.6%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS HORIZON
FUND
MARCH 31, 1997

TEN LARGEST STOCK HOLDINGS

                                          MARKET     % OF STOCK
COMPANY                         SHARES     VALUE      PORTFOLIO
------------------------------  ------  -----------  -----------
General Electric Company......  18,588  $ 1,844,859       4.6%
Intel.........................  11,400    1,586,025       3.9%
Columbia/HCA Healthcare
 Corporation..................  38,291    1,287,535       3.2%
Philip Morris Companies,
 Inc..........................  11,200    1,278,200       3.2%
Service Corporation
 International................  41,100    1,222,725       3.0%
First Data Corp...............  30,504    1,033,323       2.6%
The Coca-Cola Company.........  18,400    1,028,100       2.5%
Merck & Company...............  12,000    1,011,000       2.5%
Omnicon Group.................  20,206    1,007,774       2.5%
Automatic Data Processing.....  23,600      988,250       2.4%
                                        -----------       ---
                                        $12,287,791      30.4%
                                        -----------       ---
                                        -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                        8.9%
Consumer Goods and Services         52.0%
Intermediate Goods and
Services                             3.8%
Credit Sensitive                    14.4%
Technology                          18.4%
Cash and Other
Assets/Liabilities                   2.5%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                              MARKET
 SHARES                                                      VALUE(a)
---------                                                  ------------
COMMON STOCKS (97.5%)
  CAPITAL GOODS (8.9%)
    8,100   ADT Limited (b)(c)...........................  $    202,500
   18,588   General Electric Company.....................     1,844,859
   12,700   Tyco International, Ltd (b)..................       698,500
   25,510   United Waste Systems, Incorporated (b).......       950,248
                                                           ------------
                                                              3,696,107
                                                           ------------
  CONSUMER GOODS AND SERVICES (52.0%)
    Consumer Goods (23.1%)
   18,400   Coca-Cola Company............................     1,028,100
   38,291   Columbia/HCA Healthcare Corporation..........     1,287,535
   15,100   Johnson & Johnson............................       798,413
    8,400   Medtronic, Incorporated......................       522,900
   12,000   Merck & Co., Incorporated....................     1,011,000
   10,000   Pfizer, Incorporated.........................       841,250
   11,200   Philip Morris Companies, Incorporated........     1,278,200
    5,400   Procter & Gamble Company.....................       621,000
   41,100   Service Corporation International............     1,222,725
   13,900   Smithkline Beecham (c).......................       973,000
                                                           ------------
                                                              9,584,123
                                                           ------------
    Consumer Services (10.7%)
   25,700   Carnival Corporation.........................       950,900
   37,670   CUC International, Incorporated (b)..........       847,575
   11,400   Gartner Group, Incorporated (b)..............       246,525

                                                              MARKET
 SHARES                                                      VALUE(a)
---------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
   20,711   GTECH Holdings Corporation (b)...............  $    623,919
    6,800   HFS, Incorporated (b)........................       400,350
   20,252   Manpower.....................................       729,072
   19,200   Wallace Computer Services, Incorporated......       636,000
                                                           ------------
                                                              4,434,341
                                                           ------------

    Food (3.8%)
   12,600   Conagra, Incorporated........................       683,550
   19,091   Safeway, Incorporated (b)....................       885,345
                                                           ------------
                                                              1,568,895
                                                           ------------
    Retail (5.3%)
   16,200   Home Depot, Incorporated.....................       866,700
   17,100   Kohl's, Incorporated (b).....................       724,613
   31,400   Viking Office Products, Incorporated (b).....       608,375
                                                           ------------
                                                              2,199,688
                                                           ------------
    Consumer Cyclicals (9.1%)
   16,100   Autozone, Incorporated (b)...................       362,250
   12,300   Leggett & Platt, Incorporated (b)............       399,750
   11,800   Magna International, Incorporated (c)........       585,575
   21,600   Newell Company...............................       723,600
   16,100   Nine West Group, Incorporated (b)............       720,475
   20,206   Omnicom Group................................     1,007,774
                                                           ------------
                                                              3,799,424
                                                           ------------

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                              MARKET
 SHARES                                                      VALUE(a)
---------                                                  ------------
  CREDIT SENSITIVE (14.4%)
    Finance (12.4%)
    6,552   American International Group, Incorporated...  $    769,041
   11,499   Associates First Capital Corporation.........       494,457
   15,200   Federal Home Loan Mortgage Corporation.......       414,200
    6,300   Finova Group, Incorporated (b)...............       426,038
   30,504   First Data Corporation.......................     1,033,323
   11,150   Norwest Corporation..........................       515,688
   20,800   Sunamerica, Incorporated.....................       782,600
   19,200   T. Rowe Price Associates.....................       712,800
                                                           ------------
                                                              5,148,147
                                                           ------------
    Utilities (2.0%)
   14,300   Cincinnati Bell, Incorporated................       807,950
                                                           ------------
  INTERMEDIATE GOODS AND SERVICES (3.8%)
    Materials (3.8%)
    7,400   Kimberly-Clark Corporation...................       735,375
   18,893   Praxair, Incorporated........................       847,823
                                                           ------------
                                                              1,583,198
                                                           ------------
                                                              MARKET
 SHARES                                                      VALUE(a)
---------                                                  ------------
  TECHNOLOGY (18.4%)
   23,600   Automatic Data Processing, Incorporated......  $    988,250
    8,200   Cisco Systems, Incorporated (b)..............       394,625
    9,536   Computer Associates International............       370,712
   10,100   Computer Sciences Corporation (b)............       623,674
   12,300   Danka Business Systems PLC (c)...............       386,681
    7,100   Dell Computer Corporation (d)................       480,137
   23,800   Equifax, Incorporated........................       648,550
   11,400   Intel........................................     1,586,025
    9,500   Microsoft Corporation (b)....................       871,031
   18,900   Parametric Technology Corporation (b)........       852,863
   10,500   Paychex, Incorporated (b)....................       431,812
                                                           ------------
                                                              7,634,360
                                                           ------------
Total common stocks
  (cost: $32,732,648)....................................    40,456,233
                                                           ------------

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
--------                                                                             -----------
  SHORT-TERM SECURITIES (2.3%)
$895,000  U.S. Treasury Bill................................        5.18%  05/22/97  $   888,316
 70,000   U.S. Treasury Bill................................        5.11%  04/24/97       69,790
                                                                                     -----------
          Total short-term securities (cost: $958,233).............................      958,106
                                                                                     -----------
          Total investments in securities (cost: $33,690,881)(d)...................  $41,414,339
                                                                                     -----------
                                                                                     -----------

Notes to Investments in Securities
----------------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.2% of net assets in foreign securities as of March 31, 1997.
(d) At March 31, 1997 the cost of securities for federal income tax purposes was $33,704,390. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation...........  $8,584,070
      Gross unrealized depreciation...........    (874,121)
                                                ----------
      Net unrealized appreciation.............  $7,709,949
                                                ----------
                                                ----------

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $33,690,881)...............................................  $ 41,414,339
Cash in bank on demand deposit..............................       163,067
Receivable for Investments sold.............................       306,235
Receivable for Fund shares sold.............................        87,111
Dividends receivable........................................        58,441
                                                              ------------
    Total assets............................................    42,029,193
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................       467,259
Payable for Fund shares redeemed............................        11,436
Payable to Adviser..........................................        61,208
                                                              ------------
    Total liabilities.......................................       539,903
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 41,489,290
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares,
   Class B--2 billion shares, Class C--2 billion shares and
   4 billion shares unallocated) of
   $.01 par value (note 1)..................................  $     22,543
  Additional paid-in capital................................    30,800,664
  Accumulated net realized gains from investments...........     2,942,625
  Unrealized appreciation on investments....................     7,723,458
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 41,489,290
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A Shares.........  $ 32,328,781
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B Shares.........  $  7,995,643
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C Shares.........  $  1,164,866
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,746,881.....................  $      18.51
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 442,829.......................  $      18.06
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 64,578........................  $      18.04
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $    26,629
  Dividends.................................................      204,008
                                                              -----------
      Total investment income...............................      230,637
                                                              -----------
Expenses:
  Investment advisory fee...................................      170,943
  Distribution fees--Class A................................       51,424
  Distribution fees--Class B................................       36,611
  Distribution fees--Class C................................        5,654
  Administrative services fee...............................       21,600
  Custodian fees............................................        3,633
  Auditing and accounting services..........................       10,625
  Legal fees................................................        1,757
  Directors' fees...........................................          354
  Registration fees.........................................       18,188
  Printing and shareholder reports..........................       23,185
  Insurance.................................................        3,148
                                                              -----------
      Total expenses........................................      347,122
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................       (8,571)
                                                              -----------
      Total net expenses....................................      338,551
                                                              -----------
      Investment loss--net..................................     (107,914)
                                                              -----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)................    3,215,175
  Net change in unrealized appreciation or depreciation on
   investments..............................................   (3,038,664)
                                                              -----------
      Net gains on investments..............................      176,511
                                                              -----------
Net increase in net assets resulting from operations........  $    68,597
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997 AND
YEAR ENDED SEPTEMBER 30, 1996
(UNAUDITED)

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment loss--net............................  $   (107,914)  $   (209,509)
  Net realized gains on investments...............     3,215,175      8,181,489
  Net change in unrealized appreciation or
   depreciation on investments....................    (3,038,664)    (1,636,711)
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................        68,597      6,335,269
                                                    ------------   ------------
Distributions to shareholders from net realized
 gains on investments:
    Class A.......................................    (6,782,073)    (2,112,129)
    Class B.......................................    (1,445,269)      (194,725)
    Class C.......................................      (225,564)       (19,544)
                                                    ------------   ------------
      Total distributions.........................    (8,452,906)    (2,326,398)
                                                    ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     2,913,985      6,636,439
    Class B.......................................     2,266,866      3,313,209
    Class C.......................................       466,325        853,733
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A.......................................     6,665,485      2,076,351
    Class B.......................................     1,433,926        190,286
    Class C.......................................       223,868         19,544
  Payments for redemption of shares:
    Class A.......................................    (5,135,140)   (13,750,830)
    Class B.......................................      (325,692)      (377,718)
    Class C.......................................      (308,503)       (32,264)
                                                    ------------   ------------
      Increase (decrease) in net assets from
       capital share transactions.................     8,201,120     (1,071,250)
                                                    ------------   ------------
      Total increase (decrease) in net assets.....      (183,189)     2,937,621
Net assets at beginning of period.................    41,672,479     38,734,858
                                                    ------------   ------------
Net assets at end of period.......................  $ 41,489,290   $ 41,672,479
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Horizon Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Investors Fund I, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $107,914.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $16,919,355 and $17,597,311, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. MIMLIC Sales waived Class A distribution fees in the amount of $8,571 for the period ended March 31, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $114,565.

    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                           NUMBER OF SHARES      PERCENTAGE OWNED
                                                          -------------------  ---------------------
Class A.................................................          36,868                   2.1%
Class C.................................................             761                   1.2%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,757.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 were as follows:

                                                           CLASS A                CLASS B               CLASS C
                                                    ----------------------  --------------------  --------------------
                                                       1997        1996       1997       1996       1997       1996
                                                    ----------  ----------  ---------  ---------  ---------  ---------
Sold..............................................     138,710     311,359    111,585    157,638     21,600     40,501
Issued for reinvested distributions...............     344,538     104,307     76,152      9,781     11,895        994
Redeemed..........................................    (228,714)   (644,637)   (19,463)   (17,831)   (13,821)    (1,540)
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                       254,534    (228,971)   168,274    149,588     19,674     39,955
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                    ----------  ----------  ---------  ---------  ---------  ---------

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                  CLASS A
                                ---------------------------------------------------------------------------
                                PERIOD FROM                             PERIOD FROM
                                OCTOBER 1,         YEAR ENDED           NOVEMBER 1,         YEAR ENDED
                                  1996 TO         SEPTEMBER 30,           1993 TO           OCTOBER 31,
                                 MARCH 31,    ---------------------    SEPTEMBER 30,    -------------------
                                   1997         1996       1995(A)        1994(B)         1993       1992
                                -----------   ---------   ---------   ---------------   --------   --------
Net asset value, beginning of
 period.......................    $ 23.07     $   20.94   $   17.34       $ 17.64       $  16.73   $  15.65
                                -----------   ---------   ---------       -------       --------   --------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.01)         (.10)       (.03)           --            .05        .10
  Net gains or losses on
   securities (both realized
   and unrealized)............        .27          3.51        4.17           .25           1.20       1.47
                                -----------   ---------   ---------       -------       --------   --------
    Total from investment
     operations...............        .26          3.41        4.14           .25           1.25       1.57
                                -----------   ---------   ---------       -------       --------   --------
Less distributions:
  Dividends from net
   investment income..........         --            --          --            --           (.05)      (.12)
  Distributions from capital
   gains......................      (4.82)        (1.28)       (.54)         (.55)          (.29)      (.37)
                                -----------   ---------   ---------       -------       --------   --------
    Total distributions.......      (4.82)        (1.28)       (.54)         (.55)          (.34)      (.49)
                                -----------   ---------   ---------       -------       --------   --------
Net asset value, end of
 period.......................    $ 18.51     $   23.07   $   20.94       $ 17.34       $  17.64   $  16.73
                                -----------   ---------   ---------       -------       --------   --------
                                -----------   ---------   ---------       -------       --------   --------
Total return (d)..............         .3%(h)      17.2%       24.8%          1.4%(e)        7.6%      10.3%
Net assets, end of period (in
 thousands)...................    $32,329     $  34,435   $  36,040       $31,387       $ 30,015   $ 24,919
Ratio of expenses to average
 daily net assets (i).........       1.44%(j)      1.41%       1.41%         1.43%(j)       1.31%      1.40%
Ratio of net investment income
 (loss) to average daily net
 assets (h)...................       (.36)%(j)      (.43)%      (.15)%        (.01)%(j)      .27%       .61%
Portfolio turnover rate
 (excluding short-term
 securities)..................      40.76%         84.7%       46.8%         43.5%          47.0%      20.6%
Average commission rate on
 stock transactions (l).......    $ .0710     $   .0763         N/A           N/A            N/A        N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(e) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(f) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(g) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(h) Total return is presented for the period from October 1, 1996 to March 31, 1997.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                        CLASS B
                                --------------------------------------------------------
                                 PERIOD FROM                              PERIOD FROM
                                 OCTOBER 1,          YEAR ENDED           AUGUST 19,
                                   1996 TO         SEPTEMBER 30,          1994(C) TO
                                  MARCH 31,    ----------------------    SEPTEMBER 30,
                                    1997         1996       1995(A)          1994
                                -------------  ---------  -----------  -----------------
Net asset value, beginning of
 period.......................    $   22.65    $   20.74   $   17.33       $   17.11
                                     ------    ---------  -----------         ------
Income from investment
 operations:
  Net investment income
   (loss).....................           --         (.19)       (.10)           (.01)
  Net gains or losses on
   securities (both realized
   and unrealized)............          .23         3.38        4.05             .23
                                     ------    ---------  -----------         ------
    Total from investment
     operations...............          .23         3.19        3.95             .22
                                     ------    ---------  -----------         ------
Less distributions:
  Dividends from net
   investment income..........           --           --          --              --
  Distributions from capital
   gains......................        (4.82)       (1.28)       (.54)             --
                                     ------    ---------  -----------         ------
    Total distributions.......        (4.82)       (1.28)       (.54)             --
                                     ------    ---------  -----------         ------
Net asset value, end of
 period.......................    $   18.06    $   22.65   $   20.74       $   17.33
                                     ------    ---------  -----------         ------
                                     ------    ---------  -----------         ------
Total return (d)..............           .1%(h)      16.3%       23.7%           1.3%(f)
Net assets, end of period (in
 thousands)...................    $   7,996    $   6,219   $   2,592       $      97
Ratio of expenses to average
 daily net assets (i).........         2.20%(j)      2.19%       2.24%           .30%(k)
Ratio of net investment income
 (loss) to average daily net
 assets (h)...................        (1.10)%(j)     (1.19)%      (1.05)%          (.13)%(k)
Portfolio turnover rate
 (excluding short-term
 securities)..................        40.76%        84.7%       46.8%           43.5%
Average commission rate on
 stock transactions (l).......    $   .0710    $   .0763         N/A             N/A

                                                     CLASS C
                                --------------------------------------------------
                                PERIOD FROM                         PERIOD FROM
                                OCTOBER 1,                           MARCH 1,
                                  1996 TO        YEAR ENDED         1995(C) TO
                                 MARCH 31,      SEPTEMBER 30,      SEPTEMBER 30,
                                   1997             1996               1995
                                -----------   -----------------  -----------------
Net asset value, beginning of
 period.......................    $22.67          $   20.75          $   17.52
                                -----------          ------             ------
Income from investment
 operations:
  Net investment income
   (loss).....................      (.05)              (.15)              (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............       .24               3.35               3.29
                                -----------          ------             ------
    Total from investment
     operations...............       .19               3.20               3.23
                                -----------          ------             ------
Less distributions:
  Dividends from net
   investment income..........        --                 --                 --
  Distributions from capital
   gains......................     (4.82)             (1.28)                --
                                -----------          ------             ------
    Total distributions.......     (4.82)             (1.28)                --
                                -----------          ------             ------
Net asset value, end of
 period.......................    $18.04          $   22.67          $   20.75
                                -----------          ------             ------
                                -----------          ------             ------
Total return (d)..............       (.1)%(h)          16.3%              18.4%(g)
Net assets, end of period (in
 thousands)...................    $1,165          $   1,018          $     103
Ratio of expenses to average
 daily net assets (i).........      2.20%(j)           2.19%              2.24%(j)
Ratio of net investment income
 (loss) to average daily net
 assets (h)...................     (1.11)%(j)         (1.17)%            (1.13)%(j)
Portfolio turnover rate
 (excluding short-term
 securities)..................     40.76%              84.7%              46.8%
Average commission rate on
 stock transactions (l).......    $.0710          $   .0763                N/A

----------
(i) The Fund's Adviser and Distributor voluntarily waived or absorbed $8,571, $28,836, $52,961, $51,147, $48,807 and $32,341 in expenses for the period ended March 31, 1997, the years ended September 30, 1996 and 1995, the period ended September 30, 1994 and the years ended October 31, 1993 and 1992, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been .37%, 1.50%, 1.57%, 1.61%, 1.49% and 1.55%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.10)%, (.52)%, (.31)%, (.19)%, .09% and .46%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.19% and 2.25%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.19)% and (1.05)% for the years ended September 30, 1996 and 1995, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.19% and 2.25%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.17)% and (1.13)% for the year ended September 30, 1996 and the period ended September 30, 1995, respectively.
(j) Adjusted to an annual basis.
(k) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(l) Beginning is fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shres purchased and sold.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                      [LOGO]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48636 5-97